First Quarter Earnings Supplemental May 5, 2026

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that we may not predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements, and you should not unduly rely on these statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: • risks related to or arising from our organizational structure; • risks of food-borne illness and food safety and other health concerns about our food; • risks relating to the economy and financial markets, including in relation to trade and tax policy changes and other macroeconomic uncertainty, including inflation, fluctuating interest rates, stock market volatility, recession concerns, and other factors; • risks associated with onboarding new members of management, including the Chief Executive Officer; • the impact of unionization activities of our Team Members on our reputation, operations and profitability; • risks associated with our reliance on certain information technology systems, and potential failures or interruptions; • risks associated with data, privacy, cyber security and the use and implementation of information technology systems, including our digital ordering and payment platforms for our delivery business; • risks associated with increased adoption, implementation and use of artificial intelligence technologies across our business; • the impact of competition, including from our competitors in the restaurant industry or our own restaurants; • the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees; • the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, labor and employment matters, costs or ability to open new restaurants, or the sale of food and alcoholic beverages; • inability to achieve our growth strategy, including as a result of, among other things, the availability of suitable new restaurant sites in existing and new markets and opening of new restaurants at the anticipated rate and on the anticipated timeline; • the impact of consumer sentiment and other economic factors on our sales; • fluctuation in food and other operating costs, tariffs and import taxes, and supply shortages; and • other risks identified in our filings with the Securities and Exchange Commission (the "SEC"). All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K, filed with the SEC. All of the Company's filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q1 2026 PERFORMANCE REVENUE $182.6 million Q1 Total revenue CHANGE IN SAME RESTAURANT SALES (1) PROFITABILITY $4.5 million Q1 Operating Income 3.5% Q1 Total Revenue Growth (3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage. $18.5 million Q1 Adjusted EBITDA(2) $34.8 million Q1 Restaurant-Level Adjusted EBITDA(2) $0.5 million Q1 Net Loss (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. (2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

FISCAL 2026 FINANCIAL TARGETS (1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. New Units 8 new units (6 in first half and 2 in second half) Commodity Inflation Mid single digit Labor Inflation 3% to 3.5% Restaurant-Level Adjusted EBITDA Margin(1) 20.5% to 21% General & Administrative Expenses $80-$82 million Adjusted EBITDA(1) Flat vs. 2025 Capital Expenditures $55-$60 million (1) We are unable to reconcile the financial target for adjusted EBITDA growth and restaurant-level adjusted EBITDA margin, to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure. 1 1-2 2-3 6-7 Q1 2024 Q2 2024 Q3 2024 Q4 2024 New Restaurants by Quarter

2026 DEVELOPMENT EXPECTATIONS - 8 NEW RESTAURANTS Q1 Q2 Q3 Q4 4 22026 2026 Openings • Fort Worth, TX (Opened in January) • Humble, TX (Opened in February) • El Paso, TX (Opened in March) • North Dallas, TX (Opened in March) • Frisco, TX (Opened in April) • Schertz, TX (First-in-market, San Antonio) • DFW Airport (First-ever) • Chicago, IL (In-line) 0-1 0-1 All free standing restaurant openings in 2026 will be our RoTF 1.0 design

FINANCIAL PROFILE $58 $44 $38 2024 2025 LTM Q1 2026 $168 $158 $157 23.7% 21.6% 21.2% 2024 2025 LTM Q1 2026 $35 $21 $17 2024 2025 LTM Q1 2026 $105 $97 $95 14.7% 13.3% 12.8% 2024 2025 LTM Q1 2026 $711 $732 $738 2024 2025 LTM Q1 2026 (0.6)% (0.5)% (0.9)% 2024 2025 LTM Q1 2026 TOTAL REVENUE OPERATING INCOME NET INCOME SAME RESTAURANT SALES (1) RESTAURANT-LEVEL ADJ. EBITDA (Margin) (2) ADJ. EBITDA (Margin) (2) ($ in millions) ($ in millions) ($ in millions) ($ in millions) ($ in millions) (1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity. For fiscal 2024, same-restaurant sales compares the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. (2) See appendix for a reconciliation to the most comparable GAAP financial measure.

APPENDIX

STATEMENT OF OPERATIONS Quarter Ended March 29, 2026 March 30, 2025 REVENUES, NET $ 182,623 100.0% $ 176,437 100.0 % COST AND EXPENSES: Restaurant operating expenses: Food, beverage and packaging costs 63,285 34.7% 61,102 34.6 % Labor 49,195 26.9% 46,868 26.6 % Occupancy 11,184 6.1% 10,021 5.7 % Other operating expenses 24,115 13.2% 21,790 12.4 % Total restaurant operating expenses 147,779 80.9% 139,781 79.2 % General and administrative expenses 20,359 11.1% 18,903 10.7 % Pre-opening expenses 2,550 1.4% 508 0.3 % Depreciation and amortization 7,936 4.3% 7,040 4.0 % Net income attributable to equity method investment (206) (0.1) % (164) (0.1) % Other income, net (287) (0.2) % (12) — % OPERATING INCOME 4,492 2.5% 10,381 5.9 % Interest expense 5,627 3.1% 5,749 3.3 % Interest income (50) — % (71) — % Tax Receivable Agreement liability adjustment (412) (0.2) % (647) (0.4) % (LOSS) INCOME BEFORE INCOME TAXES (673) (0.4) % 5,350 3.0 % Income tax (benefit) expense (164) (0.1) % 1,360 0.8 % NET (LOSS) INCOME (509) (0.3) % 3,990 2.3 % Net (loss) income attributable to non-controlling interests (107) (0.1) % 677 0.4 % NET (LOSS) INCOME ATTRIBUTABLE TO PORTILLO'S INC. $ (402) (0.2) % $ 3,313 1.9% (Loss) income per common share attributable to Portillo’s Inc.: Basic $ (0.01) $ 0.05 Diluted $ (0.01) $ 0.05 Weighted-average common shares outstanding: Basic 72,076,398 63,837,940 Diluted 72,076,398 66,468,491

REVENUE SUMMARY - Q1 2026 Quarter Ended March 29, 2026 March 30, 2025 $ Change % Change Same-restaurant sales (83 restaurants) (1) $161,263 $161,420 (157) (0.1) % Restaurants not yet in comparable base opened in fiscal 2026 (4 restaurants) (1) 1,536 — 1,536 nm Restaurants not yet in comparable base opened in fiscal 2025 (8 restaurants) (1) 9,771 — 9,771 nm Restaurants not yet in comparable base opened in fiscal 2024 (10 restaurants) (1) 8,363 11,939 (3,576) (30.0) % Other (2) 1,690 3,078 (1,388) (45.1) % Revenues, net $ 182,623 $ 176,437 $ 6,186 3.5% (1) Total restaurants indicated are as of March 29, 2026. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (2) Includes revenue from direct shipping sales and non-traditional locations. TAKEAWAYS

SELECTED OPERATING DATA (a) Includes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. AUVs for the quarters ended March 29, 2026 and March 30, 2025 represent AUVs for the twelve months ended March 29, 2026 and March 30, 2025, respectively. Total restaurants indicated are as of March 29, 2026. (b) Excludes C&O. Quarter Ended March 29, 2026 March 30, 2025 Total Restaurants (a) 106 94 AUV (in millions) (a) $ 8.3 $ 8.7 Change in same-restaurant sales (b) (0.1) % 1.8 % Adjusted EBITDA (in thousands) (b) $ 18,453 $ 21,209 Adjusted EBITDA Margin (b) 10.1% 12.0 % Restaurant-Level Adjusted EBITDA (in thousands) (b) $ 34,844 $ 36,656 Restaurant-Level Adjusted EBITDA Margin (b) 19.1% 20.8%

ADJUSTED EBITDA DEFINITIONS How These Measures Are Useful We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense, interest income and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenues, net. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management’s performance when determining incentive compensation. We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new HCM system which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses. (4) Represents loss on disposal of property and equipment included within other income, net. (5) Represents $0.5 million of costs related to the Company's strategic reset of its development and growth plans and $0.2 million related to CEO transition and replacement costs. These costs are included within general and administrative expenses. (6) Represents remeasurement of the Tax Receivable Agreement liability. (7) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net. Quarter Ended March 29, 2026 March 30, 2025 Net (loss) income $ (509) $ 3,990 Net (loss) income margin (0.3) % 2.3 % Depreciation and amortization 7,936 7,040 Interest expense 5,627 5,749 Interest income (50) (71) Income tax (benefit) expense (164) 1,360 EBITDA 12,840 18,068 Deferred rent (1) 1,734 1,376 Equity-based compensation 3,230 1,950 Cloud-based software implementation costs (2) — 183 Amortization of cloud-based software implementation costs (3) 280 218 Other loss (4) 72 61 Strategic realignment costs (5) 709 — Tax Receivable Agreement liability adjustment (6) (412) (647) Adjusted EBITDA $ 18,453 $ 21,209 Adjusted EBITDA Margin (7) 10.1% 12.0%

LTM Fiscal Years Ended March 29, 2026 December 28, 2025 December 29, 2024 Net income $ 16,592 $ 21,092 $ 35,076 Net income margin 2.2% 2.9% 4.9 % Depreciation and amortization 30,008 29,112 27,297 Interest expense 22,686 22,808 25,616 Interest income (254) (275) (309) Income tax expense 1,473 2,997 6,799 EBITDA 70,505 75,734 94,479 Deferred rent (1) 7,198 6,840 5,255 Equity-based compensation 7,773 6,493 11,151 Cloud-based software implementation costs (2) 84 267 679 Amortization of cloud-based software implementation costs (3) 1,153 1,091 586 Other loss (4) 2,645 2,635 1,184 Transaction-related fees & expenses (5) 742 742 575 Strategic realignment costs (6) 7,183 6,474 — Tax Receivable Agreement liability adjustment (7) (2,710) (2,945) (9,149) Adjusted EBITDA $ 94,573 $ 97,331 $ 104,760 Adjusted EBITDA Margin (8) 12.8% 13.3% 14.7 % ADJUSTED EBITDA RECONCILIATION (1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term. (2) Represents non-capitalized third party consulting and software licensing costs incurred in connection with the implementation of a new ERP and HCM systems which are included within general and administrative expenses. (3) Represents amortization of capitalized cloud-based ERP and HCM system implementation costs that are included within general and administrative expenses. (4) Represents loss on disposal of property and equipment, a legacy Barnelli's trade name impairment charge in fiscal 2025, and a technology asset impairment charge in fiscal 2024 included within other loss (income), net. (5) Represents certain expenses that management believes are not indicative of ongoing operations, consisting primarily of certain professional fees included within general and administrative expenses. (6) Represents costs related to the Company's strategic reset of its development and growth plans and costs incurred in connection with the departure of our CEO and CDO. These costs are included within general and administrative expenses. (7) Represents remeasurement of the Tax Receivable Agreement liability. (8) Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Revenues, net.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include food, beverage and packaging costs, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenues, net. How These Measures Are Useful We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP. Limitations of the Usefulness of This Measure Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant- Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION Quarter Ended March 29, 2026 March 30, 2025 Operating income $ 4,492 $ 10,381 Operating income margin 2.5% 5.9 % General and administrative expenses 20,359 18,903 Pre-opening expenses 2,550 508 Depreciation and amortization 7,936 7,040 Net income attributable to equity method investment (206) (164) Other income, net (287) (12) Restaurant-Level Adjusted EBITDA $ 34,844 $ 36,656 Restaurant-Level Adjusted EBITDA Margin 19.1% 20.8%

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION LTM Fiscal Years Ended March 29, 2026 December 28, 2025 December 29, 2024 Operating income $ 37,788 $ 43,677 $ 58,033 Operating income margin 5.1% 6.0% 8.2 % General and administrative expenses 78,596 77,140 75,089 Pre-opening expenses 10,844 8,802 9,236 Depreciation and amortization 30,008 29,112 27,297 Net income attributable to equity method investment (1,317) (1,275) (1,229) Other loss (income), net 671 946 (312) Restaurant-Level Adjusted EBITDA $ 156,590 $ 158,402 $ 168,114 Restaurant-Level Adjusted EBITDA Margin 21.2% 21.6% 23.7%

CONTACT INFORMATION Investor Contact: Chris Brandon, Vice President of Investor Relations 312.931.5578 cbrandon@portillos.com Media Contact: Sara Wirth, Director of Communications & PR press@portillos.com